SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549




                                 FORM 8-K




              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934




             Date of Report (Date of earliest event reported):
                              APRIL 11, 1997





                        AMERICAN EAGLE GROUP, INC.
          (Exact name of registrant as specified in its charter)




DELAWARE                    1-12922                    75-2100622
(State or other     (Commission File Number)        (I.R.S. Employer
jurisdiction of                                   Identification No.)
incorporation)




12801 N. CENTRAL EXPRESSWAY, SUITE 800, DALLAS, TEXAS               75243
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:  (972) 448-1400


ITEM 5.   OTHER EVENTS

          American Eagle Insurance Company (the "Company"), a subsidiary of American Eagle Group, Inc., has entered into an agreement, dated April 11, 1997, with American Financial Group, Inc. ("AFG"), pursuant to which the Company will sell its general aviation insurance business to AFG.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following Exhibits are filed herewith:

          99.1 April 11, 1997 American Eagle Group, Inc. press release setting forth the details of the sale of the general aviation insurance business of American Eagle Insurance
               Company, a subsidiary of American Eagle Group, Inc., to American Financial Group, Inc.


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AMERICAN EAGLE GROUP, INC.



                                   By:   /s/ M. Philip Guthrie
                                      ----------------------------------
                                      M. Philip Guthrie
                                      Chairman of the Board, Chief Executive
                                      Officer and President



Dated:  April 15, 1997



                               EXHIBIT INDEX


Exhibit
Number                       Description                            Page
--------                     -----------                            ----

99.1 April 11, 1997 American Eagle Group, Inc. press release setting forth the details of the sale of the general aviation insurance business of American Eagle Insurance Company, a subsidiary of American Eagle Group, Inc., to American Financial Group, Inc.